UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2014

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Boulevard, Suite 300 Houston, Texas 77056
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (713) 332-8400
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accountant.
(a) The Audit Committee of the Board of Directors (the “Audit Committee”) of Carriage Services, Inc. (the “Company”) recently conducted a competitive process to select an audit firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Company invited a number of firms to submit proposals, including KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm at that time. As a result of this process and after careful deliberation, on March 19, 2014, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, effective immediately, and thereby approved the dismissal of KPMG from that role.
The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through March 19, 2014, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).
The Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of KPMG’s letter, dated March 19, 2014, is filed herewith as Exhibit 16.1.
(b) During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through March 19, 2014, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K); or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated March 19, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARRIAGE SERVICES, INC.

Date: March 19, 2014    By: /s/ L. William Heiligbrodt
L. William Heiligbrodt
Executive Vice President and Secretary
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated March 19, 2014.